SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

                        Date of Report: October 29, 2003
                        --------------------------------
                        (Date of earliest event reported)


                            NAPOLI ENTERPRISES, INC.
                            ------------------------
                            (A Colorado Corporation)
             (Exact name of registrant as specified in its chapter)

   Colorado                         7389                          912015608
   --------                         ----                          ---------
(State or other               (Primary Standard                 (IRS Employer
jurisdiction of              Classification Code             Identification No.)
incorporation)                     Number)


                            35, Vlaicu Pircalab str.
                               Chisinau 1S 000000
                               Republic of Moldova
                            ------------------------
                    (Address of principal executive offices)

                                 (386) 409-0200
                                 --------------
                         (Registrant's telephone number,
                              including area code)

                          Suite 566 - 1027 Davie Street
                          Vancouver, BC Canada V6E 4L2
                          ----------------------------
             (Former name or address, if changed since last report)

Item 2.   Acquisition of Business
---------------------------------

Napoli Enterprises Inc. hereby announces that the acquisition of Lion-Gri S.R.L., previously announced on our Current Report on Form 8K filed on July 16, 2003, has been completed effective October 29, 2003.


Item 5.   Other Events and Regulation FD Disclosure
---------------------------------------------------

This current report contains forward-looking statements regarding future events and future performance of the Company, including statements with respect to completion of an acquisition transaction, all of which involve risks and uncertainties that could materially affect actual results. Such statements are based on Management's current expectations and actual results could differ materially. Investors should refer to documents that the Company files from time to time with the Securities and Exchange Commission for a description of certain factors that could cause the actual results to vary from current expectations and the forward-looking statements contained in this report. Such Filing includes, without limitation, the Company's Form 10-KSB report, Form 10-QSB reports and Form 8-K reports.


AUDITED FINANCIAL  STATEMENTS OF LION-GRI S.R.L. AND SUBSIDIARY FOR DECEMBER 31,
--------------------------------------------------------------------------------
2002 AND DECEMBER 31, 2001
--------------------------

So as to keep investors and potential investors of Napoli informed of the activities of the Company, filed herewith are the audited financial statements of Lion-Gri for the fiscal years ended December 31, 2002 and December 31, 2001.

Lion-Gri is a wine producer operated out of Moldova selling its wines throughout Russia, Denmark, Poland and Western Europe. The wine industry in Moldova is among the most historically well-established in all of the former Soviet Union. Lion-Gri is among the largest wine producers in Moldova and is one of the largest exporters of wines to the Russian Federation. Lion-Gri currently markets and sells over 110 varieties of wine including red and white varietals and desert wine.

                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.


November 7, 2003


/s/ Greg Sonic
--------------
Greg Sonic
CEO, CFO, President & Secretary
Chairman & Director

                        CONSOLIDATED FINANCIAL STATEMENTS

                         LION-GRI S.R.L. AND SUBSIDIARY

                           DECEMBER 31, 2002 AND 2001

                         LION-GRI S.R.L. AND SUBSIDIARY

                   INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

                                                                         Pages
                                                                         -----

Independent Auditor's Report                                             F-3

Consolidated Balance Sheet                                               F-4

Consolidated Statements of Operations and Comprehensive Income           F-5

Consolidated Statements of Changes in Members' Equity                    F-6

Consolidated Statements of Cash Flows                                    F-7

Notes to Consolidated Financial Statements                           F-8 to F-21

                          INDEPENDENT AUDITOR'S REPORT
                          ----------------------------


To the Members of Lion-Gri S.R.L.

We have audited the accompanying consolidated balance sheets of Lion-Gri S.R.L. (a Republic of Moldova limited liability company) and its subsidiary as of December 31, 2002 and 2001 and the related consolidated statements of operations and comprehensive income, changes in members' equity and cash flows for the years ended December 31, 2002 and 2001. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United of States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Lion-Gri S.R.L. and its subsidiary as of December 31, 2002 and 2001 and the results of its operations and its cash flows for the years ended December 31, 2002 and 2001 in conformity with accounting principles generally accepted in the United States of America.





Thomas Leger & Co., L.L.P.
Houston, Texas
April 30, 2003 (except for the second paragraph of Note 17, which is dated June 5, 2003 and Note 19, which is dated October 3, 2003)

                         LION-GRI S.R.L. AND SUBSIDIARY
                          (A LIMITED LIABILITY COMPANY)
                           CONSOLIDATED BALANCE SHEET
                           DECEMBER 31, 2002 AND 2001
                             (UNITED STATES DOLLARS)

                                     ASSETS
                                     ------

                                                     2002              2001
                                                --------------    --------------
CURRENT ASSETS
  Cash and bank balances                        $      97,708     $      36,682
  Trade receivables                                   954,062           698,165
  Inventories                                       4,141,639         2,241,178
  Advances to suppliers                               987,453           393,527
  Other current assets                                 45,886            67,879
                                                --------------    --------------

TOTAL CURRENT ASSETS                                6,226,748         3,437,431

NOTE RECEIVABLE-RELATED PARTY                         185,582            43,733
EQUITY INVESTMENTS                                     93,730           150,121
FIXED ASSETS, net                                   3,457,027         1,846,799
OTHER ASSETS                                           58,727           225,130
                                                --------------    --------------

TOTAL ASSETS                                    $  10,021,814     $   5,703,214
                                                ==============    ==============


                         LIABILITIES AND MEMBERS' EQUITY
                         -------------------------------

CURRENT LIABILITIES
   Current portion of long-term debt            $     391,293     $     264,000
   Short-term bank loans                              449,487           356,593
   Related party loans                              2,536,423           237,822
   Other short-term loans                              41,920                 -
   Short-term advances from customers                 244,668           493,955
   Trade accounts payable                           3,274,980         1,763,706
   Related party payables                             194,295           497,458
   Accrued liabilities                                 67,076            99,595
                                                --------------    --------------

TOTAL CURRENT LIABILITIES                           7,200,142         3,713,129

LONG-TERM LIABILITIES
   Long-term debt                                     139,631           176,000
                                                --------------    --------------

TOTAL LIABILITIES                                   7,339,773         3,889,129

MINORITY INTEREST                                      94,269           101,526

MEMBERS' EQUITY                                     2,587,772         1,712,559
                                                --------------    --------------

TOTAL LIABILITIES AND MEMBERS' EQUITY           $  10,021,814     $   5,703,214
                                                ==============    ==============



              The accompanying notes are an integral part of these
                       consolidated financial statements.

                          LION-GRI S.R.L. & SUBSIDIARY
                          (A LIMITED LIABILITY COMPANY)
         CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME
                             (UNITED STATES DOLLARS)

                                                    Year Ended December 31,
                                                --------------------------------
                                                     2002              2001
                                                --------------    --------------

SALES                                           $  10,522,978     $  10,129,297

COST OF SALES                                       7,648,678         6,487,754
                                                --------------    --------------

GROSS PROFIT                                        2,874,300         3,641,543

SELLING AND MARKETING EXPENSES                      1,053,624         1,845,639

GENERAL AND ADMINISTRATIVE EXPENSES                   549,448           597,636

OTHER OPERATIONAL EXPENSES                            187,671           111,975
                                                --------------    --------------

INCOME FROM OPERATIONS                              1,083,557         1,086,293

MINORITY INTEREST                                       1,922            (9,411)

OTHER INCOME (LOSS)
  Other income                                          8,438                 -
  Loss from equity investments                        (64,597)                -
  Net gain (loss) on sale of fixed assets             (12,318)           22,146
  Interest expense                                   (114,754)          (88,593)
                                                --------------    --------------

INCOME BEFORE TAX PROVISION                           902,248         1,010,435

PROVISION FOR INCOME TAXES                              4,730             6,737
                                                --------------    --------------

NET INCOME                                            897,518         1,003,698

OTHER COMPREHENSIVE INCOME (LOSS)
  Foreign currency translation                       (106,752)          (57,139)
                                                --------------    --------------

COMPREHENSIVE INCOME (LOSS)                     $     790,766     $     946,559
                                                =============     ==============











              The accompanying notes are an integral part of these
                       consolidated financial statements.

                          LION-GRI S.R.L. & SUBSIDIARY
                          (A LIMITED LIABILITY COMPANY)
              CONSOLIDATED STATEMENTS OF CHANGES IN MEMBERS' EQUITY
                     Years Ended December 31, 2002 and 2001
                             (UNITED STATES DOLLARS)



                                                                    Accumulated
                                                                       Other
                                     Statutory       Earnings      Comprehensive     Members'
                                      Capital        (Deficit)     Income (Loss)      Equity
                                   -------------   -------------   -------------   -------------

Balance at December 31, 2000       $     50,650    $    682,986    $    (10,530)   $     723,106

Capital contributions                    42,894               -               -           42,894

Comprehensive loss:
  Net income                                  -       1,003,698               -        1,003,698
  Foreign currency translation                -               -         (57,139)         (57,139)
                                   -------------   -------------   -------------   -------------

Balance at December 31, 2001             93,544       1,686,684         (67,669)       1,712,559

Capital contributions                    84,447               -               -           84,447

Comprehensive income:
  Net income                                  -         897,518               -          897,518
  Foreign currency translation                -               -        (106,752)        (106,752)
                                   -------------   -------------   -------------   -------------

Balance at December 31, 2002       $    177,991    $  2,584,202    $   (174,421)   $   2,587,772
                                   =============   =============   =============   ==============

























              The accompanying notes are an intergral part of these
                       consolidated financial statements.

                          LION-GRI S.R.L. & SUBSIDIARY
                          (A LIMITED LIABILITY COMPANY)
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                             (UNITED STATES DOLLARS)


                                                                      Year Ended December 31,
                                                                  --------------------------------
                                                                       2002              2001
                                                                  --------------    --------------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                        $     897,518     $   1,003,698
Adjustments to reconcile net income to
     net cash provided by operating activities:
     Depreciation and amortization                                      413,483           586,299
     (Gain) loss on disposition of fixed assets, net                     13,980           (22,146)
     Minority interest                                                   (1,922)            9,411
     Loss on equity investment                                           64,597                 -
Changes in operating assets and liabilities:
     Increase in trade receivables                                     (298,198)         (223,227)
     Increase in inventories                                         (2,056,046)       (1,537,429)
     Increase in advances to suppliers                                 (626,019)         (282,125)
     (Increase) decrease in other current and noncurrent assets          24,122           (53,794)
     Increase in advances from customers                              1,089,314           362,207
     Increase in accounts payable and accrued liabilities             1,339,576         1,262,832
                                                                  --------------    --------------

Net cash  provided  by (used in) operating activities                   860,405         1,105,726
                                                                  --------------    --------------

CASH FLOWS FROM INVESTING ACTIVITIES
     Capital expenditures                                            (2,121,006)       (1,091,783)
     Proceeds from disposal of fixed assets                                   -            33,205
     Purchase of intangibles                                             (6,306)         (402,573)
     Purchase of note receivable-related parties                       (146,807)          (43,733)
     Payments received on other note receivables                         97,295                 -
     Purchase of long-term investments                                        -          (152,680)
                                                                  --------------    --------------

Cash used by investing activities                                    (2,176,824)       (1,657,564)
                                                                  --------------    --------------

CASH FLOWS FROM FINANCING ACTIVITIES
     Capital contributions                                                    -            42,894
     Proceeds from long-term debt                                       361,435           508,776
     Proceeds from short-term loans                                     500,422           500,296
     Proceeds from related party loans                                1,107,751            72,113
     Principal payments on long-term debt                              (266,728)          (61,053)
     Principal payments on short-term loans                            (343,927)         (515,709)
                                                                  --------------    --------------

Cash provided by financing activities                                 1,358,953           547,317
                                                                  --------------    --------------

Effect of exchange rate changes on cash                                  18,492            (2,271)

NET INCREASE (DECREASE) IN CASH                                          61,026            (6,792)

Cash and cash equivalents, at beginning of period                        36,682            43,474
                                                                  --------------    --------------

Cash and cash equivalents, at end of period                       $      97,708     $      36,682
                                                                  ==============    ==============
Supplementary disclosures of cash flow information:
      Interest paid                                               $     114,574     $      87,065
                                                                  ==============    ==============
      Taxes paid                                                  $       7,178     $           -
                                                                  ==============    ==============



              The accompanying notes are an integral part of these
                       consolidated financial statements.

                          LION-GRI S.R.L. & SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 2002 AND 2001
--------------------------------------------------------------------------------

1.   ORGANIZATION AND PRINCIPAL ACTIVITIES

     Lion-Gri S.R.L. (the "Company"), a limited liability company in the Republic of Moldova, commenced operations in 1998. The Company acquired controlling interest in Botritis S.A. (50.3%), a Moldovan entity in the fiscal year 1998, which was recorded as a purchase. The Company is owned by Grineva S.R.L. (70%), a limited liability company in the Republic of Moldova and Argo L.L.C. (30%), a limited liability company located in Wyoming, U.S. Grineva S.R.L. and Argo L.L.C. are controlled by the Company's President, Gregory Sonic.

     The consolidated financial statements include the accounts of the Company and Botritis S.A. (collectively referred to as the "Group").

     The Group produces, markets, and sells premium Moldavian wines in countries outside Moldova.


2.   BASIS OF PRESENTATION

     The consolidated financial statements are prepared in accordance with generally accepted accounting principles in the United States of America ("US GAAP"). This basis of accounting differs from that used in the statutory financial statements of the Moldovan subsidiaries which are prepared in accordance with the accounting principles generally accepted in Moldova. The principal difference in which adjustments were made to conform to US GAAP include write downs of fixed assets with an offset to paid-in capital of approximately $3,280,000 for the year ended December 31, 2002. There were no signficant adjustments made to fixed assets and paid-in capital to conform to US GAAP for the year ended December 31, 2001.


3.   SUMMARY OF PRINCIPAL ACCOUNTING POLICIES

     Basis of consolidation
     ----------------------
     The consolidated financial statements of the Group include the Company and its subsidiary. All material intercompany balances and transactions have been eliminated.

     Economic and political risks
     ----------------------------
     The Group faces a number of risks and challenges since its operations are in the Republic of Moldova and its primary market is in Russia. The financial statements have been prepared assuming the Group will continue as a going concern.

     Cash and cash equivalents
     -------------------------
     The Group considers cash and cash equivalents to include cash on hand and demand deposits with banks with maturity dates of three months or less.

                          LION-GRI S.R.L. & SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 2002 AND 2001
--------------------------------------------------------------------------------

3.   SUMMARY OF PRINCIPAL ACCOUNTING POLICIES Continued

     Inventory
     ---------
     Inventories are stated at the lower of cost or market on the weighted average cost basis, and includes finished goods, raw materials, packaging material and product merchandise. Finished goods include costs of raw materials (grapes and bulk wine), packaging, labor used in wine production, bottling, shipping and warehousing on winery facilities and equipment.

     In accordance with general practice in the wine industry, wine inventories are included in current assets, although a portion of such inventories may be aged for periods longer than one year.

     Investments
     -----------
     Investments in which the Company does not have a majority voting or financial controlling interest are accounted for under the equity method of accounting unless its ownership constitutes less than 20% interest in such entity for which such investment would then be included in the consolidated financial statements on the cost method.

     Property, plant and equipment
     -----------------------------
     Property, plant and equipment are carried at cost. The cost of repairs and maintenance is expensed as incurred; major replacements and improvements are capitalized. Costs incurred in developing vineyards, including interest costs, are capitalized until the vineyards become commercially productive. When assets are retired or disposed of, the cost and accumulated depreciation are removed from the accounts, and any resulting gains or losses are included in income in the year of disposition.

     Depreciation is calculated on a straight-line basis over the estimated useful life of the assets as follows (in years):

          o    Buildings                 10-30
          o    Machines and equipment     2-10
          o    Vehicles and other         3-7

     In accordance with Statement of Financial Accounting Standards (SFAS) No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets", the Group examines the possibility of decreases in the value of fixed assets when events or changes in circumstances reflect the fact that their recorded value may not be recoverable.

     Other assets
     ------------
     Other assets include licenses, trademarks, technology process know-how, and other receivables and cost method investments. Intangible assets are amortized using the straight-line method over the term of the agreement or estimated useful lives.

                          LION-GRI S.R.L. & SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 2002 AND 2001
--------------------------------------------------------------------------------

3.   SUMMARY OF PRINCIPAL ACCOUNTING POLICIES Continued

     Income taxes
     ------------
     Taxes are calculated in accordance with taxation principles currently effective in the Republic of Moldova. The Group accounts for income tax using Statements of Financial Accounting Standards ("SFAS") No. 109 "Accounting for Income Taxes". SFAS No. 109 requires an asset and liability approach for financial accounting and reporting for income taxes and allows recognition and measurement of deferred tax assets based upon the likelihood of realization of tax benefits in future years. Under the asset and liability approach, deferred taxes are provided for the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is provided for deferred tax assets if it is more likely than not these items will either expire before the Group is able to realize their benefits, or that future deductibility is uncertain.

     Minority interest
     -----------------
     Minority interest is based on the net book value of the subsidiaries financial statements used in the consolidation.

     Foreign currency translation
     ----------------------------
     Conversion of currency from a Republic of Moldova Lei ("MDL$") into a United States dollar ("US$") has been made at the respective applicable rates of exchange. Monetary assets and liabilities denominated in foreign currencies are converted into US$ at the applicable rate of exchange at the balance sheet date.

     Conversion of currency from MDL$ into US$ has been made at the rate of exchange on December 31, 2002 and 2001: at US$1.00: MDL$13.822: and US$1.00: MDL$13.0909. No representation is made that the MDL$ amounts could have been, or could be, converted into US$ at that rate. Income and expense items were converted at the average rates for the year.

     Concentrations of credit risk and major customers
     -------------------------------------------------
     Financial instruments, which potentially expose the Group to concentrations of credit risk, consist of cash, investments, and accounts receivable at December 31, 2002. The Company performs ongoing evaluations of its cash position and credit evaluations at the subsidiary level to ensure collections and minimize losses.

     Two customers accounted for approximately 85% and 81% of sales for the year ended December 31, 2002 and 2001 respectively. Over 90% of the Company's revenues are from sales in Russia.

     Use of estimates
     ----------------
     The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported

                          LION-GRI S.R.L. & SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 2002 AND 2001
--------------------------------------------------------------------------------

3.   SUMMARY OF PRINCIPAL ACCOUNTING POLICIES Continued

     amounts of revenue and expenses during the reporting period. Actual results when ultimately realized could differ from those estimates.

     Revenue recognition
     -------------------
     Revenue is recognized when title passes to the customer upon delivery of the merchandise to a third party shipper.

     Shipping costs
     --------------
     Shipping costs are included in selling and marketing expenses and totaled $671,221 and $698,781 for the years ended December 31, 2002 and 2001, respectively.

     Employees' benefits
     -------------------
     Mandatory contributions are made by the Moldovan subsidiaries to the Moldovan Government's health, retirement benefit and unemployment schemes at the statutory rates in force during the period, based on gross salary payments. The cost of these payments is charged to the statement of income in the same period as the related salary cost.

     Recent accounting pronouncements
     --------------------------------

     In April 2002, the FASB issued Statement No. 145 "Rescission of FASB Statements No. 4, 44 and 64, Amendment of FASB Statement No. 13, and
     Technical Corrections". The statement addresses the accounting for extinguishment of debt, sale-leaseback transactions and certain lease modifications. The statement is effective for transactions occurring after May 15, 2002. The Group does not expect the adoption of Statement No. 145 to have a material impact on the Group's future results of operations or financial position.

     In July 2002, the FASB issued Statement No. 146, "Accounting for Costs Associated with Exit or Disposal Activities". The statement addresses financial accounting and reporting for costs associated with exit or disposal activities and supercedes Emerging Issues Task Force Issue No. 94-3, "Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (Including Certain Costs Incurred in a Restructuring)." The provisions of Statement No. 146 are effective for exit or disposal activities that are initiated after December 31, 2002. The Group does not expect the adoption of Statement No. 146 to have a material impact on the Group's future results of operations or financial position.

     In November 2002, the FASB issued FASB Interpretation No. 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others" (FIN 45). FIN 45 requires that upon issuance of a guarantee, a guarantor must recognize a liability for the fair value of an obligation assumed under a guarantee. FIN 45 also requires

                          LION-GRI S.R.L. & SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 2002 AND 2001
--------------------------------------------------------------------------------

3.   SUMMARY OF PRINCIPAL ACCOUNTING POLICIES Continued

     additional disclosures by a guarantor in its interim and annual financial statements about the obligations associated with guarantees issued. The recognition provisions of FIN 45 are effective for any guarantees issued or modified after December 31, 2002. The disclosure requirements are effective for financial statements of interim or annual periods ending after December 15, 2002. The adoption of FIN 45 is not expected to have a material effect on the Group's financial position, results of operations, or cash flows.

     In October 2002, the FASB issued SFAS No. 147, "Acquisitions of Certain Financial acquisitions of financial institutions, except transactions between two or more mutual enterprises. The Group does not expect that this standard will have any effect on its financial statements.

     In December 2002, the FASB issued SFAS No. 148, "Accounting for Stock-Based Compensation - Transition and Disclosure". SFAS No. 148 amends SFAS No. 123 "Accounting for Stock-Based Compensation," to provide alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. In addition, SFAS No. 148 amends the disclosure requirements of SFAS No. 123 to require prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based employee compensation and the effect of the method used on reported results. SFAS No. 148 is effective for fiscal years beginning after December 15, 2002. The interim disclosure provisions are effective for financial reports containing financial statements for interim periods beginning after December 15, 2002. The Group does not expect the adoption of SFAS No. 148 to have a material effect on our financial position, results of operations, or cash flows.

     Reclassification
     ----------------
     Certain reclassifications have been made to the December 31, 2001 financial statements in order to conform to the classification used in the current year.


4.   TRADE RECEIVABLES

     Trade receivables are summarized as follows at December 31, 2002 and 2001:

                                                       2002           2001
                                                   ------------   ------------

     Domestic                                      $    91,047    $   132,727
     Foreign                                           863,015        565,438
                                                   -----------    -----------
                                                   $   954,062    $   698,165
                                                   ===========    ===========

                          LION-GRI S.R.L. & SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 2002 AND 2001
--------------------------------------------------------------------------------

5.   INVENTORIES

     Inventories are summarized as follows at December 31, 2002 and 2001:

                                                       2002           2001
                                                   ------------   ------------

     Raw materials                                 $ 1,167,535    $   899,544
     Work-in-process                                 2,402,256      1,175,843
     Finished goods                                    571,848        165,791
                                                   -----------    -----------
                                                   $ 4,141,639    $ 2,241,178
                                                   ===========    ===========

     Certain inventory is pledged as collateral for loans.


6.   NOTE RECEIVABLE-RELATED PARTY

     On November 13, 2001, the Company entered into a non-interest bearing note receivable agreement with Grineva S.R.L. (Grineva), the 70% owner of the Company and controlled by the Company's President. According to the terms of the agreement, the Company will loan approximately $380,000 to Grineva. At December 31, 2002 and 2001, the Company had loaned a total of $185,582 and $43,733 respectively to Grineva. No payments on the loan had been received during 2002 and 2001. The note receivable is due no later than May 1, 2005.


7.   PROPERTY, PLANT AND EQUIPMENT

     Property, plant, and equipment consisted of the following at December 31, 2002 and 2001:

                                                       2002           2001
                                                   ------------   ------------

     Land and buildings                            $ 1,825,356    $ 1,102,817
     Construction in progress                        1,135,721        351,277
     Machinery and equipment                         1,542,227      1,296,798
     Vehicles and other                                173,197         72,335
                                                   -----------    -----------
                                                     4,676,501      2,823,227

     Less accumulated depreciation                  (1,219,474)      (976,428)
                                                   -----------    -----------
                                                   $ 3,457,027    $ 1,846,799
                                                   ===========    ===========

     Depreciation expense for 2002 and 2001 totaled $354,188 and $241,080, respectively

                          LION-GRI S.R.L. & SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 2002 AND 2001
--------------------------------------------------------------------------------

8.   EQUITY INVESTMENTS

     Investments in companies in which the Group has a 20%-50% interest are accounted for on the equity method. Summarized financial information (unaudited) for these equity investments at December 31, 2002 and 2001 is summarized below.

                                                       2002           2001
                                                    (Unaudited)    (Unaudited)
                                                   ------------   ------------

     Revenues                                      $   260,856    $   368,990
     Costs and expenses                                461,262        368,990
                                                   -----------    -----------

     Net loss                                      $  (200,406)   $         -
                                                   ===========    ===========

     Current assets                                $   640,825    $   317,351
     Noncurrent assets                             $ 2,248,722    $ 2,219,069
     Current liabilities                           $   453,516    $ 2,408,294
     Noncurrent liabilities                        $   950,088    $         -
     Equity                                        $ 1,485,943    $   128,126


9.   INTANGIBLE ASSETS

     On January 3, 2001, the Company purchased technology process know-how for the development and improvement of quality of its natural dry white and red wines. The amount paid for the know-how was approximately $400,000 and was amortized over the term of the agreement of 1.2 years. Intangible assets are included in other assets and consisted of the following at December 31, 2002 and 2001:

                                                       2002           2001
                                                   ------------   ------------

     Licenses and trademarks                       $     4,818    $     6,365
     Technology process know-how                        14,129        400,222
     Other intangibles                                   3,907          3,988
                                                   -----------    -----------
                                                        22,854        410,575
     Less accumulated amortization                     (11,864)      (342,308)
                                                   -----------    -----------

                                                   $    10,990    $    68,267
                                                   ===========    ===========

     Amortization expense on intangible assets during 2002 and 2001 was $58,227 and $345,219, respectively.

                          LION-GRI S.R.L. & SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 2002 AND 2001
--------------------------------------------------------------------------------

10.  TRADE AND RELATED PARTY PAYABLES

     Trade and related party payables are summarized as follows at December 31, 2002 and 2001:

                                                       2002           2001
                                                   ------------   ------------

     Foreign                                       $ 2,065,359    $ 1,598,141
     Domestic                                        1,403,916        663,023
                                                   -----------    -----------
                                                   $ 3,469,275    $ 2,261,164
                                                   ===========    ===========


11.  SHORT-TERM BANK LOANS

     Short-term loans consisted of the following at December 31, 2002 and 2001:

                                                       2002           2001
                                                   ------------   ------------

     Note to Victoria Bank, Moldova
     dated December 26, 2002 due
     January, 2003.  Interest rate
     At 18%. Secured by revenues.                  $   151,932    $         -

     Note to Victoria Bank, Moldova
     Dated November 6, 2002 due
     November, 2003.  Interest rate
     At 11%.  Secured by equipment                     297,555              -
     and inventory.

     Note to Victoria Bank, Moldova
     dated February 23, 2001 due
     February, 2002.  Interest rate
     at 17%.  Secured by equipment
     and inventory.                                          -        100,000

     Note to Victoria Bank, Moldova
     dated December 13, 2001 due
     December, 2002. Interest rate 12%.
     Secured by equipment and inventory.                     -        164,926

     Note to Moldova Agroindbank
     dated September 3, 2001 due August,
     2002. Interest rate 34%. Secured
     by equipment and inventory.                             -         15,278

                          LION-GRI S.R.L. & SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 2002 AND 2001
--------------------------------------------------------------------------------

11. SHORT-TERM BANK LOANS Continued

     Note to Moldova Agroindbank
     dated August 22, 2001 due August
     2002. Interest rate 28%. Secured by
     equipment and inventory                                 -         76,389
                                                   -----------    -----------

                                                   $   449,487    $   356,593
                                                   ===========    ===========


12.  RELATED PARTY LOANS

     During August 2002, the Company entered into an unsecured non-interest bearing loan agreement of $1,087,795 with Rabel S.A. (Rabel) The Company's President is an Executive Director of Rabel. According to the agreement, the Company is obligated to export wine on behalf of Rabel as repayment of the loan. The agreement calls for annual penalties of 22% for products that are not delivered in accordance with the agreement. For the year ended December 31, 2002, the Company recorded $81,043 in penalties as certain products were not delivered in accordance with the agreement.

     During March 1998,  the Company  entered  into an  agreement  with Argo LLC
     (Argo), the 30% owner of the Company and controlled by the Company's President, whereby Argo will provide financing for the Company in exchange for the Company's products. At December 31, 2001, the Company's obligation to Argo related to the agreement was $237,822. During November 2002, various customer advances were settled by Argo and the obligations were assigned to Argo. On November 29, 2002, Argo's receivable from the Company of $1,448,628 was assigned to NovoTech Holdings, Inc., (NovoTech) a British Virgin Islands corporation, which is controlled by the Company's President. According to the Assignment Agreement, NovoTech has the right to demand payment in the amount of $1,448,628 US dollars from the Company.


13.  LONG-TERM DEBT

     Long-term debt consisted of the following at December 31, 2002 and 2001:

                                                       2002           2001
                                                   ------------   ------------


     Note to Banc de Economii S.A., Moldova
     Dated December 20, 2002 due in monthly
     installments through June, 2004.  Interest
     Rate at 18%  Secured by raw wine inventory.   $   274,924    $         -

                          LION-GRI S.R.L. & SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 2002 AND 2001
--------------------------------------------------------------------------------

13.  LONG TERM DEBT Continued

     Note to Moldova Agroindbank
     Dated July 31, 2002, due in monthly
     installments through June 2003.  Interest
     Rate at 12%.  Secured by equipment.                80,000              -

     Note to Victoria Bank, Moldova
     dated August 22, 2001, due in
     monthly installments through
     August 2003.  Interest rate at
     12%.  Secured by equipment
     and inventory.                                $   176,000    $   440,000

     Less current portion                             (391,293)      (264,000)
                                                   -----------    -----------

                                                   $   139,631    $   176,000
                                                   ===========    ===========

     The scheduled maturities of long-term debt are as follows:

     2003                                          $   391,293
     2004                                              123,631
     2005                                               16,000
                                                   -----------

                                                   $   530,924
                                                   ===========


14.  INCOME TAXES

     The nominal statutory tax rate in the Republic of Moldova is 25% in 2002 and 28% in 2001. Taxes are calculated in accordance with Moldovan regulations and are paid on an annual basis. Taxes are calculated on a separate entity basis since consolidation is not allowed in Moldova. Based on the local tax rates, Lion Gri S.R.L. has qualified for the "Free Enterprise Zone" for five years (years 2001 through 2005), in which Lion-Gri S.R.L. is not required to pay income taxes for these years. No significant deferred tax assets or liabilities existed for Lion-Gri S.R.L., at December 31, 2002 and 2001. Botritis S.A. is subject to the applicable statutory tax rates and the provision for taxes on earnings for Botritis S.
     A. was $4,730 and $6,737 for the years ended December 31, 2002 and 2001 respectively. No significant deferred tax assets or liabilities existed at December 31, 2002 and 2001.

     The income tax expense was different than the amount computed using the U.S. Federal Income tax rate of 35% as a result of the following:

                          LION-GRI S.R.L. & SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 2002 AND 2001
--------------------------------------------------------------------------------

14.  INCOME TAXES Continued

                                                    Years Ended December 31,
                                                   ---------------------------

                                                       2002           2001
                                                   ------------   ------------

     Computed "expected" tax expense               $   315,787    $   353,652
     Difference in foreign subsidiary rates            (90,225)       (70,730)
     Income tax exemption                             (229,523)      (254,990)
     Other                                               8,691        (21,195)
                                                   -----------    -----------
                                                   $     4,730    $     6,737
                                                   ===========    ===========

     The unaudited proforma effect of the tax holiday on net income is as follows:

                                                    Years Ended December 31,
                                                   ---------------------------

                                                       2002           2001
                                                   ------------   ------------

     Net income as reported                        $   897,518    $ 1,003,698
     Proforma net income                           $   667,995    $   748,708


15.  OTHER RELATED PARTY TRANSACTIONS

     The financial statements include balances and transactions with related parties. For the years ended December 31, 2002 and 2001, the Company purchased $136,539 and $163,402, respectively of equipment and transportation services from a Fabbri-Inox S.R.L, (Fabbri-Inox) which is controlled by the President of the Company. At December 31, 2002 and 2001 the Company had a payable to Fabbri-Inox of $49,277 and $52,286, respectively. At December 31, 2002 and 2001 the Company had prepayments to Fabbri-Inox of $43,444 and $2,707 respectively.

     For the years ended December 31, 2002 and 2001 the Company purchased $30,396 and $138,132 of transportation services and other products from Rabel, S.A., (Rabel). The Company's President is an Executive Director of Rabel. At December 31, 2002 and 2001, the Company had a payable to Rabel of $1,588 and $158,839, respectively. At December 31, 2002 the Company had a prepayment to Rabel of $36,603.

     There were sales of approximately $625,000 to Argo for the year ended December 31, 2001.

     The Company purchases raw wine from Ceteronis S.R.L. and Prut. Total purchases from Ceteronis S.R.L. during 2002 and 2001 was $81,001 and $21,450 respectively. A payable to Prut of $19,097 existed at December 31,

                          LION-GRI S.R.L. & SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 2002 AND 2001
--------------------------------------------------------------------------------

15.  OTHER RELATED PARTY TRANSACTIONS Continued

     2001 related to 2000 purchases. There were no purchases from Prut during 2001. The Company has investments in Ceteronis S.R.L. and Prut.

     The Company purchased $30,794 and $26,325 of fixed assets and services from Agrotehnica-Invest S.A. during 2002 and 2001 respectively. The Company has an investment in Agrotechnica-Invest, S.A. At December 31, 2002, the Company had a prepayment to Agrotechnica-Invest S.A. of $88,600.

     The Company supplies fertilizers to Weis-MD Vine Co., S.R.L. (Weis). At December 31, 2002, Weis had advanced $143,430 to the Company as a prepayment for fertilizers. The Company has an investment in Weis.


16.  CURRENT VULNERABILITY DUE TO CERTAIN CONCENTRATIONS

     The Group's operations are conducted in the Republic of Moldova. Accordingly, the Group's business, financial condition, and results of operations may be influenced by the political, economic, and legal environments in the Republic of Moldova, and by the general state of the Moldovian economy.

     The Group's operations in the Republic of Moldova are subject to considerations and significant risks not typically associated with companies in North America and Western Europe. These include risks associated with, among others the political, economic and legal environments and foreign currency exchange. The Group's results may be adversely affected by changes in the political and social conditions in the Republic of Moldova, and by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion and remittance abroad, and rates and methods of taxation among other things.


17.  COMMITMENTS AND CONTINGENCIES

     Arranger Services Agreement
     ---------------------------

     During July 2002, the Company entered into an Arranger Services Agreement (the "Agreement") with Market Management International, Inc. (the "Arranger"), a Florida, U.S. Corporation, and Intreprinderea Mixta Market Management International S.R.L. (the "Agent"), a limited liability company in the Republic of Moldova. The services to be rendered by the Arranger are arranging for securities offerings and of marketing of securities in the United States of America. This includes arranging for an SB-1 for the Company, introducing investors and potential partners for fund raising and arranging for various other investor services during and after the effective date of the SB-1. As consideration for the services to be rendered, the Company shall pay the Arranger a fee of $15,000 upon signing the Agreement. In addition, the Agreement calls for significant payments including cash, issuances of stock, and option contracts to be paid to the

                          LION-GRI S.R.L. & SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 2002 AND 2001
--------------------------------------------------------------------------------

17.  COMMITMENTS AND CONTINGENCIES Continued

     Arranger for services related to an SB-1 registration and certain periods thereafter. The total value of these payments, if any, are not determinable. The period of performance under the Agreement shall be two years from the date of the Agreement.

     On June 5, 2003, the Company terminated the Agreement and had not filed an SB-1 with the Securities and Exchange Commission in the United States of America. There have been no claims or lawsuits against the Company related to the Agreement and management represents certain provisions of the Agreement have been breached. The ultimate outcome of this matter cannot be predicted with certainty, however the Company believes, based on advice from legal counsel, this matter will not have a material adverse effect on the Company's financial statements.

     Guarantee of Credit
     -------------------

     The Company guarantees credit of approximately $495,000 plus interest granted to Weis-MD Vine Co., S.R.L. (Weis). The Company has a 40.4% equity investment in Weis. The obligation is due on March 18, 2007, with a daily penalty rate of 0.15% for non-payment.


18.  NON-CASH DISCLOSURES OF CASH FLOW INFORMATION

     For the year ended December 31, 2002, the following represents non-cash disclosures of cash flow information:

     Conversion of liabilities to contributed capital                 $   85,995
     Transfer of advances from customers to related party loans       $1,245,828


19.  SUBSEQUENT EVENTS

     Transfer of Related Party Loan and Change In Ownership
     ------------------------------------------------------

     On May 6, 2003, the Company's related party loan of $1,448,628 that was assigned to NovoTech on November 29, 2002 was transferred and re-assigned to Argo. (See Note 12.). On May 12, 2003 Argo converted this loan to capital of the Company and obtained 99.97% ownership of the Company. On July 10, 2003, Argo transferred its 99.97% ownership of the Company to NovoTech.

                          LION-GRI S.R.L. & SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 2002 AND 2001
--------------------------------------------------------------------------------

19.  SUBSEQUENT EVENTS Continued

     Share Purchase Agreement
     ------------------------

     During July 2003, as disclosed in a Form 8-K Securities and Exchange Commission Filing, Napoli Enterprises, Inc. (Napoli) will issue 34,474,451 of its common stock to acquire 90% of the issued and outstanding capital stock of NovaTech. In doing so, Napoli will acquire an indirect controlling interest in the Company.

     Consulting Agreement/Legal Services Memorandum and General Releases
     -------------------------------------------------------------------

     During February 2003, the Company entered into a one-year consulting agreement with Marx One, Inc. (Marx) related to consultation and advisory services for the equity and/or debt raising process and other services. During March 2003, the Company entered into a legal services memorandum with Feingold & Kam L.L.C. (Feingold) which sets forth various corporate legal services including U.S. Securities and Exchange Commission filings and other requested legal services after the Company becomes a publicly traded corporation. During October 2003, Marx and Feingold each signed a General Release which releases and discharges the Company from these agreements. In consideration for the General Releases, Napoli must issue 1,000,000 restricted shares to Marx and 1,000,000 restricted shares to Feingold, and the General Releases shall only be binding in the event that these shares become registered as free trading/unrestricted securities within ninety days of the date of the General Releases.